                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                       SCIENTIFIC SOFTWARE-INTERCOMP, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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



                      SCIENTIFIC SOFTWARE-INTERCOMP, INC.

                             1801 California Street
                                   Suite 295
                            Denver, Colorado  80202

================================================================================

                              PROXY STATEMENT AND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held June 12, 1996

================================================================================

The Annual Meeting of Shareholders of SCIENTIFIC SOFTWARE-INTERCOMP, INC., a Colorado corporation, will be held at the offices of the Company, Denver, Colorado, on June 12, 1996, at 1:00 p.m. to act upon the following:

        (1)  To elect four (4) directors;

        (2) To consider such other business as may properly come before the Meeting.

Details relating to the above matters are set forth in the attached Proxy Statement. Your Company's management is not aware of any other matters to come before the Meeting. The Board of Directors has fixed May 17, 1996 as the record date for shareholders entitled to notice of, and to vote at, the Meeting.

IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY. A BUSINESS REPLY ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By Order of the Board of Directors,

/s/ RONALD J. HOTTOVY

Ronald J. Hottovy
Secretary
Denver, Colorado
May 24, 1996

                    (This page intentionally left blank.)

                                PROXY STATEMENT

                      SCIENTIFIC SOFTWARE-INTERCOMP, INC.
                             1801 California Street
                                   Suite 295
                            Denver, Colorado  80202

The enclosed proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held June 12, 1996, at the offices of the Company, Denver, Colorado, at 1:00 p.m. A person giving the proxy may revoke it by written notice to the Secretary of the Meeting at any time prior to the voting of the proxy. Shares represented by valid proxies will be voted in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the election of directors herein named.

All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company will also supply brokers or persons holding stock in their names or in the names of nominees with such number of proxies, proxy material and annual reports as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses incurred in connection therewith. In addition, officers and employees of the Company may communicate with shareholders personally or by mail, facsimile transmission, telephone or otherwise, for the purpose of soliciting such proxies, but in such event, no additional compensation will be paid to any such officers and employees for such solicitation.

This Proxy Statement and Notice of Annual Meeting of Shareholders, together with the proxy enclosed herewith, was first sent or given to security holders on May 24, 1996.

                    VOTING SHARES AND PRINCIPAL SHAREHOLDERS

Shareholders of record as of the close of business on May 17, 1996 will be entitled to vote at the meeting. At such date, there were outstanding 8,290,827 shares of the Company's no par value common stock (hereinafter called "Common Stock"), each of which is entitled to one vote. A quorum consists of one-third of the issued and outstanding shares of the Company's Common Stock present in person or by proxy. If a quorum is present, most shareholder action, including election of directors, may be taken upon the affirmative vote by the holders of a majority of the shares of Common Stock represented at the Meeting.

The Company is not aware of any person who, on May 17, 1996 was the beneficial owner of 5% or more of the Company's outstanding Common Stock except those listed in the following table. The table also shows information concerning beneficial ownership by each of the five executive officers listed in the Summary Compensation Table, and by all directors and executive officers as a group.

                          Name and Address                                    Number of                    Percent
                          of Beneficial Owner                                   Shares                   of Class(1)
                          ----------------------------------                 -------------             ----------------
                          Ryback Management Corporation                        1,136,000                     13.70%
                          7711 Carondelet Avenue, Suite 700
                          St. Louis, MO 63105

                          Cumberland Associates                                  460,000                      5.55%
                          1114 Avenue of the Americas
                          New York, NY 10036

                          Name and Address                                     Number of                   Percent
                          of Beneficial Owner                                   Shares                   of Class(1)
                          ----------------------------------                 -------------             ----------------
                          E. A. Breitenbach, Ph.D.                            326,581(3)(5)                  3.85%
                          1801 California Street
                          Suite 295
                          Denver, CO 80202

                          Scientific Software-Intercomp, Inc.                 307,327(2)                     3.71%
                          Employees Stock
                          Ownership Plan and Trust
                          1801 California Street, Suite 295
                          Denver, CO  80202


                          Other Executive Officers
                          ------------------------
                          George Steel                                        100,000(4)(5)                    *
                          Alain C. Gringarten, Ph.D.                           77,682(5)                       *
                          Ronald J. Hottovy                                    58,151(5)                       *
                          Robert G. Parish, Ph.D.                              68,892(5)                       *

                          All Directors and Executive Officers                743,547(2)                     8.48%
                          as a class (7 persons)

*   Amount owned is less than two percent.
(1) Assumes the exercise of options held by the specified optionee or group of optionees, as applicable.
(2) Includes 65,382 shares allocated under the Company-sponsored Employees Stock Ownership Plan to executive officers.
(3) Includes 190,000 options to purchase shares of which 178,750 are exercisable as of May 17, 1996 by Dr. Breitenbach.
(4) George Steel joined the Company on January 15, 1996.
(5) Shares owned by executive officers:

                                                                          Target                             Total Shares
                                   Owned         Owned                    Benefit    Deferred     Stock      Beneficially
                                  Directly   Indirectly(1)    ESOP(2)     Plan(3)    Comp.(4)    Options        Owned
                                =============================================================================================
 E. A. Breitenbach, Ph.D.           71,950       4,500         42,181       8,150      9,800      190,000      326,581
 George Steel                                                                                     100,000      100,000
 Alain C. Gringarten, Ph.D.            835                      7,985       3,862                  65,000       77,682
 Ronald J. Hottovy                   4,000                      1,689       2,462                  50,000       58,151
 Robert G. Parish, Ph.D.             1,365                     13,527                              55,000       69,892
 William B. Nichols                 85,741           0              0           0          0       15,000      100,741
 Edward O. Price, Jr.                3,000           0              0           0          0        7,500       10,500

(1) Shares owned by family members.
(2) Shares allocated under the Company-sponsored Employees Stock Ownership
    Plan.
(3) Shares allocated under the Company-sponsored Target Benefit Plan.
(4) Shares owned through a deferred compensation arrangement with the Company.

                             ELECTION OF DIRECTORS

At the Annual Meeting of Shareholders, four directors will be elected to hold office for the following year pursuant to the Bylaws of the Company. Each nominee for director has consented to be named herein and to serve if elected, and it is the intention of the persons named in the accompanying proxy to vote for the election as director each such nominee, unless otherwise directed. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the persons named in the proxy intend to vote for the election to any so caused vacant director positions of such other person as the Board of Directors may recommend.

The following table presents certain information regarding each nominee's principal occupation or employment, the year when each nominee first became a director of the Company, and the common stock of the Company beneficially owned by each nominee as of May 17, 1996.

                                                              Shares of Stock
                                              First             Beneficially             Percent of
 Name and Principal                           Became            Owned as of             Common Stock
 Occupation or Employment            Age    A Director        May 17, 1996(2)          Outstanding(3)
========================================================================================================
 E. A. Breitenbach, Ph.D.            59        1968              326,581(1)                  3.85%
 Chairman, Chief Executive
 Officer

 George Steel                        50        1996              100,000                       *
 President, Chief Operating
 Officer

 William B. Nichols, Ph.D.           67        1989              100,741                       *
 Private Investments

 Edward O. Price, Jr.                67        1993               10,500                       *
 Private Investor & Consultant

*   Amount owned is less than two percent.

(1) Includes 42,181 shares allocated to Dr. Breitenbach in the Company-sponsored Employees Stock Ownership Plan and Trust and 8,150 shares allocated to Dr. Breitenbach in the Company-sponsored Target Benefit Plan.
(2) Exercisable options are included in "Shares of Stock Beneficially Owned."
(3) Assumes the exercise of presently exercisable options held by each nominee.

Dr. Breitenbach, one of the founders of the Company, served as its President from 1968 to 1981 at which time he was elected Chairman of the Board of Directors and Chief Executive Officer. Dr. Breitenbach has been a director since 1968. From October 1990 to January 15, 1996, Dr. Breitenbach again assumed the office of President in addition to continuing as Chairman and Chief Executive Officer. His petroleum and computer experience is primarily in the areas of reservoir simulation, well logging, and economic planning, and he has published several technical papers on these subjects. He has taught at Stanford University and at Colorado State University. Dr. Breitenbach received his B.S., M.S., and Ph.D. degrees in petroleum engineering from Stanford University. He served as 1994 President of the Society of Petroleum Engineers.

Mr. Steel joined the Company in January, 1996, and was elected President, Chief Operating Officer and member of the Board of Directors, effective January 15, 1996. He has extensive technical and managerial experience in the international petroleum industry. He served as General Manager of Snyder Oil Company's affiliate, Command Petroleum, in the Bay of Bengal, India. Prior to that, he served as Vice President of Snyder's Julesburg Rocky Mountain Business Unit. Mr. Steel joined Geophysical Services, Inc. (GSI), the geophysical subsidiary of Texas Instruments, in 1969. In 1992, after GSI had become part of Halliburton Company, he was appointed President of their geophysical subsidiary, Halliburton Geophysical Services (HGS). He has a B.S. degree in Natural Science from St. Andrews in Scotland and holds membership in the Society of Exploration Geophysicists, American Association of Petroleum Geologists, Society of Petroleum Engineers, the American Society for Quality Control and the British Deming Association.

Dr. Nichols was employed by Hercules Incorporated in research and development for thirty-five years until his retirement in 1989. For the last ten years he held various managerial positions. He received his B.S. degree from Massachusetts Institute of Technology in 1950, and M.S. and Ph.D. degrees from California Institute of Technology in 1954 and 1957, respectively, all in chemical engineering.

Mr. Price was employed by Chevron Oil Company and Saudi Aramco for over thirty-seven years until his retirement in 1990. For the last eleven years he held various executive positions with Saudi Aramco in Dhahran, Saudi Arabia, including Vice President of Petroleum Engineering and Vice President of Exploration and Production. Prior to that time he held various management positions in Chevron's operations in the U.S., Australia and Iran. He is currently a private investor and consultant and is a director of First National Bank - Mexia, Texas, Paragon Wireline Services, Advanced Reservoir Technologies and Middle East Services. He received B.S. degrees in both petroleum engineering and geological engineering from Texas A&M University in 1951 and completed course work for an M.S. degree from the same school in 1953.

                OTHER MATTERS RELATED TO THE BOARD OF DIRECTORS

Each director who is not an employee of the Company is paid $500 per Board meeting attended and $125 per hour for services not connected with Board meetings including attendance at committee meetings. Directors are reimbursed for expenses incurred in attending meetings of the Board of Directors and committee meetings of the Board of Directors. The Board has agreed effective April 3, 1996 to eliminate payment of Directors' fees until the financial targets of the 1996 operating plan are met.

In 1993, the Company adopted a stock option plan for non-employee directors. Pursuant to the plan, each non-employee director is granted an option to purchase 5,000 shares of Common Stock upon his initial election to the board at an exercise price equal to the fair market value of the Common Stock on the date of the grant. Each year, upon re-election to the Board, each non-employee director is granted an option to purchase 2,500 shares of Common Stock at an exercise price equal to the fair market value on the date of the grant. During 1995, no options for the purchase of Common Stock were issued to directors pursuant to this plan.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During 1995 the Board of Directors held nine meetings. All directors who were members at the time of the meeting attended 100% of the meetings.

The Audit Committee has as its members Dr. Nichols (Chairman) and Mr. Price. The Audit Committee met seven times during 1995. All directors who are members of the Audit Committee attended the meetings.

The Compensation Committee met one time during 1995. Members of the Compensation Committee included Dr. Breitenbach, Mr. Price and Dr. Nichols. All directors who are members of the Compensation Committee attended each meeting.

The Nominating Committee is composed of all members of the Board of Directors. No separate meetings were held for the Nominating Committee outside of the regular Board meetings.

The Board of Directors consists of E. A. Breitenbach, Chairman, George Steel, William B. Nichols and Edward O. Price, Jr.

                       COMPENSATION OF EXECUTIVE OFFICERS

Compensation Policies

This Proxy Statement reflects compensation policies of Scientific
Software-Intercomp, Inc. for senior executives. These policies have been reviewed and approved by the Board of Directors.

SSI's policy regarding base salaries for senior executives recognizes each individual's contribution toward the success of his respective area of responsibilities and to the Company in general. All senior executives have significant experience in the oil and gas industry and most have advanced degrees. Accordingly, SSI uses oil and gas industry data and professional association data to ensure that base salaries are competitive within the Company's industry.

Each senior executive is eligible for a merit increase annually. The increase is based directly on performance, as reflected in the Performance Plan and Objectives completed during the year by the President and the executives. Increases normally take place on the anniversary dates of the executives' last merit increases. The increases for all other employees averaged 4.5% for U.S. employees; 4.25% for U.K. employees and 3.5% for employees in Canada during 1995. No increases have been granted during 1996 to the senior executive group.

Annual bonuses paid to senior executives are determined by specific annual objectives set for each executive. In addition, the Company approved a bonus plan in 1995 for all employees. Fifty percent of the bonus pool is based on the profitability of the Company and fifty percent is based on the profitability of the operating unit. Seven and one-half percent of corporate profits are made available for distribution to employees, including senior executives, with performance used as the criteria for allocation of bonus money. In addition, 7.5% of the operating unit profits are made available for distribution to the operating unit head and the employees within that operating unit. The objective of the bonus plan is to reward success if the Company and/or the operating unit is profitable. The Chairman's incentive bonus compensation is based solely on the Company's earnings per share each year. (See below.) Due to the performance of the Company in 1995, no bonuses will be accrued or paid for the year.

In addition to the base salary and bonus plan, the Company established guidelines in 1991 for the award of stock options to senior executives and other key employees. These guidelines are reviewed each year by management to determine if additional stock options should be granted to senior executives and key contributors. Stock options totaling 35,000 shares were issued to senior executives during 1995. The Company feels that the total compensation package for senior executives (base salary, bonus plans and stock options) is competitive.

Compensation for Chairman and Chief Executive Officer

Dr. E. A. Breitenbach is one of the founders of the Company and, from September, 1990 until January, 1996, he served as Chairman of the Board, President and Chief Executive Officer. He currently serves as Chairman of the Board and Chief Executive Officer. His base salary, stock options and incentive compensation are all based on his contributions to the Company.

Dr. Breitenbach's bonus is based on the financial success of the Company. The criteria used to determine his bonus is earnings per share (EPS). The Board of Directors approved a bonus plan for Dr. Breitenbach that rewards him on the basis of $1,050 for each $.01 of EPS. Due to the performance of the Company in 1994 and 1995, no bonus has been accrued or paid for those years.

Compensation for President and Chief Operating Officer

George Steel joined the Company in January 1996 as President and Chief Operating Officer. He receives a base salary of $200,000 per year. He received a non-qualified stock option for 100,000 shares upon joining the Company. Mr. Steel shall be entitled to a bonus with respect to 1996 of a percentage of the foregoing annual compensation based upon the financial performance of the Corporation in achieving its 1996 operating plan approved by the Board of Directors as follows:

                                                         Percent of Base Salary
                                                         ----------------------
                                As to:      Profit %            Cash Flow            Total
                                            --------            ---------            -----
      Less than 60% of Plan                     0                   0
      100% of Plan                             25%                 25%                50%
      Over 140% of Plan                        50%                 50%                100%


To the extent that the achievement by the Corporation with respect to its 1996 operating plan is greater than 60 percent of profit or cash flow but less than 100 percent, Mr. Steel's bonus percent of base salary applicable to profit or cash flow will be a pro rata portion of 25 percent determined on a linear basis and similarly if the Corporation's achievement is greater than 100 percent but less than 140 percent, the bonus percent will be a pro rata portion of 140 percent determined on a linear basis.

Cash Compensation

The following table sets forth the cash compensation paid by the Company during the calendar years indicated for the chief executive officer and the four highest compensated officers.

                           SUMMARY COMPENSATION TABLE

                                                                                           Long-Term Compensation
                                                                           ---------------------------------------------------
                                                                              Awards                     Payouts
                                             Annual Compensation           -------------  ------------------------------------
                                     ------------------------------------    Restricted
                                                           Other Annual        Stock                   All Other
          Name and                   Salary     Bonus(3)   Compensation      Award(s)     Options/   Compensation
    Principal Position(4)     Year     ($)         ($)         ($)              ($)        SARs(#)        ($)          Total
    ------------------        ----     ---         ---         ---              ---        -------        ---          -----
- ------------------------------------------------------------------------------------------------------------------------------------
 E. A. Breitenbach            1995   248,000           0                                          0           0(1)    248,000
 Chairman of Board,           1994   243,500      45,148                                     22,500       5,277(1)    293,925
 Chief Executive Officer      1993   230,000      20,167                                                  6,736(1)    256,903
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
 Alain C. Gringarten          1995   142,876           0                                     10,000       4,784(1)    155,301
 Executive Vice President,                                                                                7,641(2)
 WorkBench                    1994   134,099      44,947                                     10,000       8,522(1)    201,332
                                                                                                         13,764(2)
                              1993   121,435      16,738                                      5,000       8,679(1)    146,852
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
 Ronald J. Hottovy            1995   115,000           0                                     10,000       3,000(1)    118,000
 Executive Vice President,    1994   107,208      14,400                                     20,000         200(1)    121,808
 Treasurer and                1993   100,750           0                                     10,000       1,000       101,750
 Corporate Secretary
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
 Robert G. Parish             1995   142,876           0                                     10,000       5,715(1)    156,232
 Executive Vice President,                                                                                7,641(2)
 Pipeline and Facilities      1994   134,099      29,108                                     10,000       1,977(1)    181,201
 Exploration & Production                                                                                16,017(2)
 Consulting                   1993   128,885      11,467                                     15,000       9,946(2)    150,298
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
 William K. Savage            1995    80,000           0         79,192                           0           0(1)    159,192
 Vice President               1994    80,000           0         81,531                           0         998(1)    162,529
 E&P Consulting               1993    80,000           0         92,802                       3,000           0(1)    172,802
- ------------------------------------------------------------------------------------------------------------------------------------

 (1)  Executive perquisite allowance.
 (2)  U.K. auto allowance.
 (3) Includes payment in calendar year 1994 of 1992 bonus and 50% of 1993 bonus.
 (4)  George Steel joined SSI January 15, 1996.

                           EMPLOYEE RETIREMENT PLANS

Employee Stock Ownership Plan and Trust - U.S. Employees

         In May 1979 the Company established an Employee Stock Ownership Plan and Trust ("ESOP") for the administration and distribution of contributions made by the Company for the purpose of providing retirement, disability and death benefits for eligible employees. The ESOP is qualified under the Employee Retirement

Income Security Act of 1974 and covers substantially all of the Company's U.S. employees. The Company has appointed Dr. Breitenbach, its chief executive officer and chairman of the Board of Directors, as the sole trustee of the ESOP. After first having polled the participants, the trustee exercises all voting powers of the qualifying Common Stock of the Company held by the ESOP, in accordance with instructions of the participants.

         Company contributions to the ESOP are made at the discretion of the Board of Directors of the Company and may be made in the form of cash or Common Stock of the Company. Such contributions are allocated to the accounts of each individual participant in proportion to each participant's eligible compensation (including overtime, bonuses and commissions) to the total eligible compensation for all participants for the plan year. The aggregate contributions to the ESOP for 1995 and 1994 were $124,630 and $164,888, respectively.

         Participants in the ESOP become 30% vested after three years of employment with the Company and are fully vested after seven years of service with the Company. The ESOP does not permit nor require participant contributions, other than "roll-over contributions" as permitted by the Internal Revenue Code. The Company has established similar Employee Stock Ownership Plans for the employees of its United Kingdom and Canadian subsidiaries.

Target Benefit Plan - U.S. Employees

         In January 1980 the Company established its Target Benefit Plan (the "Target Plan") for the purpose of providing retirement benefits for eligible employees. The Target Plan is a defined contribution plan. The Company is the administrator of the Target Plan and directs the investment of plan funds. Company contributions are made annually to each participant's account in an amount based upon certain actuarial assumptions which will, if contributed annually, accumulate the amount necessary to provide the targeted retirement benefit to each participant. Participants in the Target Plan become 30% vested after three years of employment with the Company and are fully vested after seven years of service with the Company. Aggregate contributions made to the plan for 1994 were valued at $176,582 and were made in Company Common Stock and cash. Aggregate contributions to the plan for 1995 are calculated to be $188,607 and will be contributed to the plan in the near future.

         The following table shows estimated annual benefits payable under the Target Plan upon retirement in specified compensation and years of service classifications:

                           ESTIMATED ANNUAL BENEFITS

Highest Three                                     Years of Service
Year Average          ----------------------------------------------------------------------
Compensation           10 Years            20 Years             30 Years            40 Years
- ------------           --------            --------             --------            --------
 $100,000               10,255              19,369               27,995              32,553
  150,000*              16,359              31,578               46,098              53,602
  200,000*              16,359              31,578               46,097              53,602
  250,000*              16,399              31,578               46,097              53,602

*Maximum allowable compensation for pension purposes for 1995 is $150,000.

401(k) Retirement Savings Plan - U.S. Employees

The Company established a 401(k) Retirement Savings Plan in July 1990. All employees in the United States are eligible to participate in this plan. The Company does not currently contribute to this plan, but does pay for all administrative costs. The Company withholds employee contributions and forwards those contributions via wire transfer each pay day to the First Interstate Bank of Denver, N.A., as trustee. All contributions are made on a before-tax basis, and all earnings on the investments are sheltered from taxation until a distribution is made to the participant.

Canadian Pension Plans

All employees in the Company's Canadian subsidiary are eligible to participate in the Employees Stock Ownership Plan (ESOP) and the Registered Retirement Savings Plan (RRSP). The Company contributes to the ESOP 2% of the participant's salary (including bonus and commission income) in the form of shares of Common Stock. Participants become 30% vested after three years of service and are fully vested after seven years of service with the Company. The Company also makes monthly contributions into the RRSP for each employee. The current contribution is 10% of the employee's base monthly salary and is administered by Canada Trust.

U.K. Pension Plans

The Company's United Kingdom subsidiary maintains individual pension arrangements covering all employees. The pension plans are approved by the Board of Inland Revenue and use the same percentage level of contribution for all employees. The current rate of contribution is 10% paid by the Company and 5% by the employee. Initially, 10% of salary is contributed into a registered pension plan. After the third year of participation, the Company begins to contribute to the U.K. Employees Stock Ownership Scheme ("ESOS") (2% of salary) and reduces the contribution to the registered pension scheme (8% of salary). It then further increases the contribution to the U.K. ESOS and reduces the contribution to the pension plan until 5% of salary is contributed to the ESOS and 5% of salary is contributed to the pension plan. Participants are immediately fully vested in both plans. In addition, in 1995 the Company established an Additional Voluntary Contribution (AVC) scheme for all U.K. employees to make additional voluntary contributions to a retirement scheme on a tax favored basis.

                                 STOCK OPTIONS

The Board of Directors, at its discretion, may grant options to purchase shares of the Company's Common Stock to key employees or to members of the Board of Directors. Prior to 1984 the options granted were non-statutory and, depending on the terms of individual grants, either vested over a three-year period, or were exercisable at any time for a five-or ten-year period after the date of grant. During 1984 the Company established an Incentive Stock Option Plan for key employees, pursuant to which options to purchase up to 350,000 shares of Common Stock were reserved for grant.

As of December 31, 1995, options to purchase 58,875 shares of Common Stock were outstanding under the Incentive Stock Option Plan and options to purchase 506,437 shares of Common Stock were outstanding pursuant to non-statutory stock options.

The following table sets forth information regarding the fiscal year end value of unexercised options for the Company's Chief Executive Officer and each of the other officers identified in the Summary Compensation Table above. None of these individuals exercised any options during 1995.

                   AGGREGATED FISCAL YEAR END OPTIONS VALUES

                                                                                Value of Unexercised
                                     Number of Unexercised                          In-the-Money
                                           Options at                                Options at
                                      Fiscal Year End (#)                        Fiscal Year End ($)
                               -------------------------------------     -------------------------------------
        Name                     Exercisable         Unexercisable         Exercisable         Unexercisable
- ----------------------         ---------------     -----------------     ---------------      ----------------
 E. A. Breitenbach                 178,750              11,250                   ---                 ---
 Alain C. Gringarten                48,750              13,750                 4,250               3,750
 Ronald J. Hottovy                  30,000              20,000                 1,250               3,750
 Robert G. Parish                   38,750              16,250                 1,250               3,750
 William K. Savage                  11,334                 666                   ---                 ---

All options were granted at exercise prices equal to fair market value at date of grant. No options were exercised by senior executive officers of the Company during 1995.

At December 31, 1995, options to purchase an aggregate of 272,625 shares of Common Stock were held by 44 employees of the Company other than officers and directors at an average exercise price of $3.89.

                          CORPORATE PERFORMANCE GRAPH

The following table compares the Company's total stockholder return over the last five years to the Standard & Poors 500 Stock Index ("S&P 500") and the Standard & Poors Energy Composite Index ("S&P Energy Composite"). Cumulative total return values for the S&P 500, S&P Energy Composite and the Company are based on annual total return values that assume reinvestment of dividends. The stockholder return shown on the graph below is not necessarily indicative of future performance.

                       COMPARISON OF FIVE-YEAR CUMULATIVE
                            TOTAL SHAREHOLDER RETURN

                                   [GRAPH]


                                         12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
                                         --------   --------   --------   --------   --------   --------
 Scientific Software-Intercomp, Inc.     $100.00    $117.39    $134.78    $165.22    $226.09    $104.35
 S&P 500                                  100.00     130.47     140.41     154.56     156.60     215.45
 S&P Energy Composite                     100.00     107.53     109.72     126.98     131.85     172.41

The comparison of total return on investment (change in year end stock price plus reinvested dividends) assumes that $100 was invested on December 31, 1988 in each of SSI, the S&P 500 and the S&P Energy Composite with investment weighted on the basis of market capitalization. The S&P Energy Composite has been utilized because a significant portion of the Company's products are used primarily by the energy industry and therefore the Company's performance is largely dependent on that industry.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Management and the Board of Directors of the Company have not yet contracted with an independent public accounting firm to conduct the audit for the year ending December 31, 1996. It is expected that the Board will retain Ehrhardt Keefe Steiner & Hottman PC, the Company's independent public accountants for the year ended December 31, 1995, to conduct the 1996 audit. Representatives of Ehrhardt Keefe Steiner & Hottman PC will be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they desire and to respond to appropriate questions.

                                 OTHER BUSINESS

The Board of Directors of the Company is not aware of any other matters that are to be presented at the Meeting. However, if any other matters should properly come before the Meeting, the persons named in the proxy shall vote on such matters in accordance with their judgment.

                         PROPOSALS OF SECURITY HOLDERS

Any shareholder who intends to submit a proposal to be acted upon at the Company's 1997 Annual Meeting of Shareholders should submit such proposal to the Company not later than December 31, 1996, for inclusion in the Company's Proxy Statement.

The Board of Directors will consider director nominations for the Company's 1997 Annual Meeting of Shareholders that are submitted on or before April 15, 1997.

                         COMPLIANCE WITH SECTION 16(A)
                   UNDER THE SECURITIES EXCHANGE ACT OF 1934

The Company's executive officers and directors are required to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission as required under the provisions of the Securities Exchange Act of 1934. Based solely on the information provided to the Company by individual directors and executive officers, the Company believes that during the last fiscal year all directors and all executive officers have complied with applicable filing requirements.

                               OTHER INFORMATION

The Company will make available to shareholders at no cost, upon request, a copy of the Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 1995. Requests should be directed to Corporate Secretary, Scientific Software-Intercomp, Inc., 1801 California Street, Suite 295, Denver, Colorado 80202, telephone number (303) 292-1111.

The Annual Report on Form 10-K for the year ended December 31, 1995, is being mailed herewith to shareholders of the Company of record at the close of business on May 17, 1996.

The above Notice and Proxy Statement are sent by order of the Board of Directors.



/s/ RONALD J. HOTTOVY

Ronald J. Hottovy
Secretary
Denver, Colorado
May 24, 1996

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                                       11

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                                       12

                      SCIENTIFIC SOFTWARE-INTERCOMP, INC.
                       1801 California Street, Suite 295
                            Denver, Colorado  80202

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints E. A. Breitenbach and Edward O. Price, Jr., or either of them, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Scientific Software-Intercomp, Inc. held of record by the undersigned on May 17, 1996, at the Annual Meeting of
Shareholders to be held on June 12, 1996 or any and all adjournments thereof.

 1. ELECTION OF DIRECTORS:     FOR all nominees listed below     [  ]      WITHHOLD AUTHORITY                     [  ]
                               (except as marked to the contrary           to vote for all nominees listed below
                               below)

E. A. Breitenbach, George Steel, William B. Nichols, Edward O. Price, Jr.

         (Instruction:  To withhold authority to vote for any individual nominee, write that nominee's name on the space provided.)

         --------------------------------------------------------------------------------------------------------------------


2.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.



It is understood that this Proxy, when properly executed, will be voted as specified herein and that WHERE NO CHOICE IS
SPECIFIED, THE PROXY WILL BE VOTED FOR ALL DIRECTORS, AND FOR ALL OF THE OTHER MATTERS SET FORTH ABOVE.

                                                                    Dated:                                                 1996
                                                                          ------------------------------------------------


                                                                    ---------------------------------------------------------------
                                                                                                 Signature


                                                                    ---------------------------------------------------------------
                                                                                         Signature if held jointly

                                                                    Please sign exactly as the name appears above.  When signing as partner, corporate officer, attorney, executor,
                                                                    administrator, trustee, guardian, etc., give full title  as such and sign your own name as well.  If stock is held jointly, each joint owner should sign.